SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JUNE 29, 2004
                                                  ---------------


                            INTERPHARM HOLDINGS, INC.
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               (Exact name of Registrant as specified in charter)

         Delaware                       0-22710               13-3673965
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  (State or other jurisdic-           (Commission         (IRS Employer
   tion of incorporation)              File Number)       Identification No.)



              69 Mall Drive, Commack, New York            11725
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         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (631) 543-2800
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 30, 2004, Interpharm Holdings, Inc. issued a press release announcing the June 29, 2004 closing of the acquisition of a 92,000 square foot facility on thirty seven acres of land, located in Yaphank, New York. A copy of the press release is furnished as an Exhibit to this Current Report on Form 8-K (Exhibit 99.1).


EXHIBIT NO.    DESCRIPTION.
-----------    ---------------------------------------------------------------

99.1           Press release of Interpharm Holdings, Inc. dated June 30, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPHARM HOLDINGS, INC.
June 30, 2004

                                            By: /S/ GEORGE ARONSON
                                            -------------------------
                                            George Aronson
                                            Chief Financial Officer





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